                                                                    EXHIBIT 24.1

                       PIEDMONT NATURAL GAS COMPANY, INC.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or executive officer of PIEDMONT NATURAL GAS COMPANY, INC., a corporation organized under the laws of the State of North Carolina, does hereby make, constitute and appoint David J. Dzuricky, his true and lawful attorney-in-fact, with full power of substitution, to (i) execute, deliver and file, on his behalf and in his name and in his capacity as set forth below, a Registration Statement on Form S-3 with the Securities and Exchange Commission under the Securities Act of 1933, as amended, together with any and all exhibits thereto and any and all other documents in support thereof or supplemental thereto, with respect to the registration of and continuous offering of unsecured notes, debentures and other evidences of indebtedness of the Corporation under the Registration Statement on Form-3, and any and all further amendments to such Registration Statement, and
(ii) execute any and all applications, registration statements, notices and other documents necessary or advisable to comply with applicable state securities and blue sky laws and regulations, and to file the same together with all other exhibits and documents in connection therewith, with the appropriate state securities and blue sky authorities; and does hereby grant to said attorney-in-fact power and authority to do and perform each and every act and thing whatsoever as said attorney-in-fact may deem necessary or advisable to carry out fully the intent of this instrument, to the same extent and with the same effect as the undersigned might or could do personally, or in his capacity as set forth below; and the undersigned does hereby ratify and confirm all acts and things which said attorney-in-fact may do or cause to be done by virtue of this instrument.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of May, 1995.

                                                /s/  DONALD S. RUSSELL
                                            ------------------------------------
                                                          Director

STATE OF        SOUTH CAROLINA
        -----------------------------------
COUNTY OF           RICHLAND
         ----------------------------------

This is to certify that before me personally came DONALD S. RUSSELL known to me to be the individual described in and who executed the foregoing Power of Attorney, and he duly acknowledged that he executed same, this 4th day of May, 1995.

                                               /s/  KATHLEEN R. WILLIAMS
                                            ------------------------------------
                                                       Notary Public

My commission expires:

         September 28, 2002
- ------------------------------------

                                                                    EXHIBIT 24.1

                       PIEDMONT NATURAL GAS COMPANY, INC.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or executive officer of PIEDMONT NATURAL GAS COMPANY, INC., a corporation organized under the laws of the State of North Carolina, does hereby make, constitute and appoint David J. Dzuricky, his true and lawful attorney-in-fact, with full power of substitution, to (i) execute, deliver and file, on his behalf and in his name and in his capacity as set forth below, a Registration Statement on Form S-3 with the Securities and Exchange Commission under the Securities Act of 1933, as amended, together with any and all exhibits thereto and any and all other documents in support thereof or supplemental thereto, with respect to the registration of and continuous offering of unsecured notes, debentures and other evidences of indebtedness of the Corporation under the Registration Statement on Form-3, and any and all further amendments to such Registration Statement, and
(ii) execute any and all applications, registration statements, notices and other documents necessary or advisable to comply with applicable state securities and blue sky laws and regulations, and to file the same together with all other exhibits and documents in connection therewith, with the appropriate state securities and blue sky authorities; and does hereby grant to said attorney-in-fact power and authority to do and perform each and every act and thing whatsoever as said attorney-in-fact may deem necessary or advisable to carry out fully the intent of this instrument, to the same extent and with the same effect as the undersigned might or could do personally, or in his capacity as set forth below; and the undersigned does hereby ratify and confirm all acts and things which said attorney-in-fact may do or cause to be done by virtue of this instrument.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of May, 1995.

                                                /s/  JOHN F. MCNAIR III
                                             ----------------------------------
                                                          Director

STATE OF        NORTH CAROLINA
        -----------------------------------
COUNTY OF           FORSYTH
         ----------------------------------

This is to certify that before me personally came JOHN F. MCNAIR III known to me to be the individual described in and who executed the foregoing Power of Attorney, and he duly acknowledged that he executed same, this 2nd day of May, 1995.

                                                 /s/  M. MARIE HARPER
                                             ----------------------------------
                                                       Notary Public

My commission expires:

         February 19, 1999
- ------------------------------------

                                                                    EXHIBIT 24.1

                       PIEDMONT NATURAL GAS COMPANY, INC.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or executive officer of PIEDMONT NATURAL GAS COMPANY, INC., a corporation organized under the laws of the State of North Carolina, does hereby make, constitute and appoint David J. Dzuricky, his true and lawful attorney-in-fact, with full power of substitution, to (i) execute, deliver and file, on his behalf and in his name and in his capacity as set forth below, a Registration Statement on Form S-3 with the Securities and Exchange Commission under the Securities Act of 1933, as amended, together with any and all exhibits thereto and any and all other documents in support thereof or supplemental thereto, with respect to the registration of and continuous offering of unsecured notes, debentures and other evidences of indebtedness of the Corporation under the Registration Statement on Form-3, and any and all further amendments to such Registration Statement, and
(ii) execute any and all applications, registration statements, notices and other documents necessary or advisable to comply with applicable state securities and blue sky laws and regulations, and to file the same together with all other exhibits and documents in connection therewith, with the appropriate state securities and blue sky authorities; and does hereby grant to said attorney-in-fact power and authority to do and perform each and every act and thing whatsoever as said attorney-in-fact may deem necessary or advisable to carry out fully the intent of this instrument, to the same extent and with the same effect as the undersigned might or could do personally, or in his capacity as set forth below; and the undersigned does hereby ratify and confirm all acts and things which said attorney-in-fact may do or cause to be done by virtue of this instrument.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of May, 1995.

                                                 /s/  MURIEL W. HELMS
                                            ------------------------------------
                                                          Director

STATE OF        NORTH CAROLINA
        -------------------------------------
COUNTY OF         MECKLENBURG
         ------------------------------------

This is to certify that before me personally came MURIEL W. HELMS known to me to be the individual described in and who executed the foregoing Power of Attorney, and he duly acknowledged that he executed same, this 2nd day of May, 1995.

                                                /s/  PATRICIA COX VISER
                                            ------------------------------------
                                                       Notary Public

My commission expires:

         September 1, 1998
- ------------------------------------

                                                                    EXHIBIT 24.1

                       PIEDMONT NATURAL GAS COMPANY, INC.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or executive officer of PIEDMONT NATURAL GAS COMPANY, INC., a corporation organized under the laws of the State of North Carolina, does hereby make, constitute and appoint David J. Dzuricky, his true and lawful attorney-in-fact, with full power of substitution, to (i) execute, deliver and file, on his behalf and in his name and in his capacity as set forth below, a Registration Statement on Form S-3 with the Securities and Exchange Commission under the Securities Act of 1933, as amended, together with any and all exhibits thereto and any and all other documents in support thereof or supplemental thereto, with respect to the registration of and continuous offering of unsecured notes, debentures and other evidences of indebtedness of the Corporation under the Registration Statement on Form-3, and any and all further amendments to such Registration Statement, and
(ii) execute any and all applications, registration statements, notices and other documents necessary or advisable to comply with applicable state securities and blue sky laws and regulations, and to file the same together with all other exhibits and documents in connection therewith, with the appropriate state securities and blue sky authorities; and does hereby grant to said attorney-in-fact power and authority to do and perform each and every act and thing whatsoever as said attorney-in-fact may deem necessary or advisable to carry out fully the intent of this instrument, to the same extent and with the same effect as the undersigned might or could do personally, or in his capacity as set forth below; and the undersigned does hereby ratify and confirm all acts and things which said attorney-in-fact may do or cause to be done by virtue of this instrument.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of May, 1995.

                                               /s/  JOHN E. SIMKINS, JR.
                                            ------------------------------------
                                                          Director

STATE OF           MARYLAND
        -------------------------------
COUNTY OF          BALTIMORE
         ------------------------------

This is to certify that before me personally came JOHN E. SIMKINS, JR. known to me to be the individual described in and who executed the foregoing Power of Attorney, and he duly acknowledged that he executed same, this 6th day of May, 1995.

                                                  /s/  ALICE W. GROFF
                                             ----------------------------------
                                                       Notary Public

My commission expires:

           April 1, 1999
- ---------------------------------

                                                                    EXHIBIT 24.1

                       PIEDMONT NATURAL GAS COMPANY, INC.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or executive officer of PIEDMONT NATURAL GAS COMPANY, INC., a corporation organized under the laws of the State of North Carolina, does hereby make, constitute and appoint David J. Dzuricky, his true and lawful attorney-in-fact, with full power of substitution, to (i) execute, deliver and file, on his behalf and in his name and in his capacity as set forth below, a Registration Statement on Form S-3 with the Securities and Exchange Commission under the Securities Act of 1933, as amended, together with any and all exhibits thereto and any and all other documents in support thereof or supplemental thereto, with respect to the registration of and continuous offering of unsecured notes, debentures and other evidences of indebtedness of the Corporation under the Registration Statement on Form-3, and any and all further amendments to such Registration Statement, and
(ii) execute any and all applications, registration statements, notices and other documents necessary or advisable to comply with applicable state securities and blue sky laws and regulations, and to file the same together with all other exhibits and documents in connection therewith, with the appropriate state securities and blue sky authorities; and does hereby grant to said attorney-in-fact power and authority to do and perform each and every act and thing whatsoever as said attorney-in-fact may deem necessary or advisable to carry out fully the intent of this instrument, to the same extent and with the same effect as the undersigned might or could do personally, or in his capacity as set forth below; and the undersigned does hereby ratify and confirm all acts and things which said attorney-in-fact may do or cause to be done by virtue of this instrument.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of May, 1995.

                                                  /s/  JERRY W. AMOS
                                            ------------------------------------
                                                          Director

STATE OF        NORTH CAROLINA
        ---------------------------------
COUNTY OF         MECKLENBURG
         --------------------------------

This is to certify that before me personally came JERRY W. AMOS known to me to be the individual described in and who executed the foregoing Power of Attorney, and he duly acknowledged that he executed same, this 16th day of May, 1995.

                                                 /s/  REBECCA N. WYNNE
                                            ------------------------------------
                                                       Notary Public

My commission expires:

           April 20, 1998
- ------------------------------------

                                                                    EXHIBIT 24.1

                       PIEDMONT NATURAL GAS COMPANY, INC.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or executive officer of PIEDMONT NATURAL GAS COMPANY, INC., a corporation organized under the laws of the State of North Carolina, does hereby make, constitute and appoint David J. Dzuricky, his true and lawful attorney-in-fact, with full power of substitution, to (i) execute, deliver and file, on his behalf and in his name and in his capacity as set forth below, a Registration Statement on Form S-3 with the Securities and Exchange Commission under the Securities Act of 1933, as amended, together with any and all exhibits thereto and any and all other documents in support thereof or supplemental thereto, with respect to the registration of and continuous offering of unsecured notes, debentures and other evidences of indebtedness of the Corporation under the Registration Statement on Form-3, and any and all further amendments to such Registration Statement, and
(ii) execute any and all applications, registration statements, notices and other documents necessary or advisable to comply with applicable state securities and blue sky laws and regulations, and to file the same together with all other exhibits and documents in connection therewith, with the appropriate state securities and blue sky authorities; and does hereby grant to said attorney-in-fact power and authority to do and perform each and every act and thing whatsoever as said attorney-in-fact may deem necessary or advisable to carry out fully the intent of this instrument, to the same extent and with the same effect as the undersigned might or could do personally, or in his capacity as set forth below; and the undersigned does hereby ratify and confirm all acts and things which said attorney-in-fact may do or cause to be done by virtue of this instrument.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of May, 1995.

                                                /s/  SAM J. DIGIOVANNI
                                            ------------------------------------
                                                          Director

STATE OF           ILLINOIS
        ---------------------------------
COUNTY OF             WILL
         --------------------------------

This is to certify that before me personally came SAM J. DIGIOVANNI known to me to be the individual described in and who executed the foregoing Power of Attorney, and he duly acknowledged that he executed same, this 9th day of May, 1995.

                                                  /s/  SAMUEL JOHNSON
                                            ------------------------------------
                                                       Notary Public

My commission expires:

            May 3, 1996
- ------------------------------------